AmericasActive:19592227.3 SECOND AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT This Second Amendment to Amended and Restated Advisory Agreement (this “Amendment”), is entered into as of February 27, 2024 by and between VineBrook Homes Trust, Inc. (the “Company”) and NexPoint Real Estate Advisors V, L.P. (the “Adviser”). All capitalized terms used herein and not otherwise defined have the respective meaning given to such terms in the Advisory Agreement (as defined below). RECITALS A. The parties hereto previously entered into the Amended and Restated Advisory Agreement, dated May 4, 2020, as amended by the First Amendment to the Amended and Restated Advisory Agreement dated October 25, 2022 (the “Advisory Agreement”). B. In accordance with Sections 13(b) and 20 of the Advisory Agreement, the parties hereto desire to amend certain provisions of the Advisory Agreement as set forth herein. AGREEMENTS Section 1. Definitions. The definition of “REIT 2018 Long Term Incentive Plan” set forth in Section 1 of the Agreement is hereby amended and restated to read as follows: “REIT 2018 Long Term Incentive Plan” means the 2018 Long Term Incentive Plan of the Company and any successor long term incentive plans of the Company, including, but not limited to, the Company’s 2023 Long Term Incentive Plan and any amendments or restatements thereto. Section 2. Miscellaneous. (a) Effect of Amendment. This Amendment is limited as specified herein and shall not constitute a modification, amendment or waiver of any other provision of the Advisory Agreement. Except as specifically amended by this Amendment, all other provisions of the Advisory Agreement are hereby ratified and remain in full force and effect. (b) Single Document. From and after the date hereof, all references to the Advisory Agreement shall be deemed to be references to the Advisory Agreement as amended by this Amendment. (c) Severability. In the event that any provision of this Amendment or the application of any provision of this Amendment is declared to be invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Amendment shall

2 AmericasActive:19592227.3 not be affected. (d) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns. (e) Headings. The headings in this Amendment are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. (f) Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. [Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this SECOND AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT as of the date first written above. VINEBROOK HOMES TRUST, INC. By: Name: Brian Mitts Title: President, Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Treasurer NexPoint Real Estate Advisors V, L.P. By: NexPoint Real Estate Advisors GP, LLC, its general partner By: NexPoint Advisors, L.P., its sole member By: NexPoint Advisors GP, LLC, its general partner By: Name: James Dondero Title: President

IN WITNESS WHEREOF, the parties have executed and delivered this SECOND AMENDMENT TO AMENDED AND RESTATED ADVISORY AGREEMENT as of the date first written above. VINEBROOK HOMES TRUST, INC. By: Name: Brian Mitts Title: President, Chief Executive Officer, Chief Financial Officer, Assistant Secretary and Treasurer NexPoint Real Estate Advisors V, L.P. By: NexPoint Real Estate Advisors GP, LLC, its general partner By: NexPoint Advisors, L.P., its sole member By: NexPoint Advisors GP, LLC, its general partner By: Name: James Dondero Title: President